                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K


       [ ]  PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 15, 2000
                              --------------------

                              ANTEX BIOLOGICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                          0-20988                 52-1563899
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer
incorporation or organization)                                     Identification No.)
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            300 PROFESSIONAL DRIVE
            GAITHERSBURG, MARYLAND                                 20879
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (301) 590-0129

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5     OTHER EVENTS

       On March 15, 2000 (the "Closing Date"), Antex Biologics Inc. (the "Company") completed an equity financing in which it raised gross proceeds of $15,293,790 (the "Financing"). In the Financing, the Company offered and sold 18,717,864 A Units and 4,454,545 B Units, in each case at a price of $0.66 per Unit. The Financing was effected by means of a private placement in accordance with Rule 506 under the Securities Act of 1933, as amended (the "1933 Act").

TERMS OF THE FINANCING

       Each A Unit consisted of (i) one share of common stock, par value $.01 per share, of the Company ("Common Stock") and (ii) one Class A Warrant. Each Class A Warrant has a five-year term and is exercisable immediately upon issuance to purchase one share of Common Stock at an exercise price of $1.50 per share. At the election of the Company, the Class A Warrants may be redeemed, upon 30 days prior written notice to the holders, at a redemption price of $.10 per Warrant, if (i) after 18 months from the date of issuance of the Class A Warrants, the average market price of the Common Stock exceeds $7.50 per share for 20 consecutive trading days or (ii) after 24 months from the date of issuance of the Class A Warrants, the average market price of the Common Stock exceeds $4.50 per share for 20 consecutive trading days. The redemption of the Class A Warrants is contingent upon the effectiveness of a registration statement under the 1933 Act, registering for resale by the holders of the Class A Warrants (and the holders of the Class B Warrants referred to below) the shares of Common Stock acquired upon the exercise thereof.

            Each B Unit consisted of (i) one-one hundredth (1/100) of a share of Series A Convertible Preferred Stock ("Preferred Stock") and (ii) one Class B Warrant. Beginning one year following the date of issuance, each one-one hundredth (1/100) of a share of Preferred Stock is convertible, at the option of the holder, into one share of Common Stock. The Preferred Stock has no dividend rights, has no voting rights (except as required by law), and is entitled to participate in a dissolution and liquidation of the Company with the holders of Common Stock on an as converted basis. The Class B Warrants are identical to the Class A Warrants, except that the Class B Warrants do not become exercisable until one year following the date of issuance. (The Class A Warrants and the Class B Warrants, along with the Class C Warrants and the Class D Warrants referred to below, are collectively referred to herein as the "Warrants".)

       The Company has agreed to file with the Securities and Exchange Commission, and use its best efforts to have declared effective, a registration statement under the Securities Act registering for resale (i) the shares of Common Stock included in the A Units, (ii) the shares of Common Stock issuable upon the conversion of the Preferred Stock, and (iii) the shares of Common Stock issuable upon the exercise of the Warrants (the "Registerable Securities"). The Company further has agreed to use its best efforts to maintain the effectiveness of this registration statement for a period of five years from the Closing Date or, if earlier, until such time as the Registerable Securities are eligible for resale by the holders in accordance with Rule 144(k) under the Securities Act.


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       In connection with the financing, the Company has paid compensation to certain entities as follows:

              (a) Harbor Trust, a purchaser of 553,030 A Units and 4,454,545 B Units in the financing, received (i) 1,666,666 B Units, (ii) 2,599,091 Class C Warrants, each having a five-year term and exercisable beginning one year following the date of issuance to purchase one share of Common Stock at an exercise price of $.66 per share (the "Class C Warrants") and (iii) 2,599,091 Class D Warrants, each having a five-year term and exercisable beginning one year following the date of issuance to purchase one share of Common Stock at an exercise price of $1.50 per share ("Class D Warrants"). Neither the Class C Warrants nor the Class D Warrants are redeemable by the Company.

              (b) CHL Medical Partners LP, a purchaser of 1,515,151 A Units in the financing, received (i) 300,000 Class C Warrants and (ii) 300,000 Class D Warrants.

              (c) Janssen/Meyers Associates, L.P. received (i) $100,000, (ii) 250,000 Class C Warrants, and (iii) 250,000 Class D Warrants.

              (d)    The Biotech Consulting Group, Incorporated ("BCG") received
(i) 200,000 Class C Warrants and (ii) 200,000 Class D Warrants.

              (e)    PRISM Ventures received (i) 60,000 Class C Warrants and
(ii) 60,000 Class D Warrants.

       The issuance of the shares of Preferred Stock to Harbor Trust and the exercise of the Warrants issued to each of the foregoing entities (collectively, the "Compensation Securities") is subject to the approval by the stockholders of the Company of an amendment to the Company's Certificate of Incorporation increasing the number of shares of Common Stock that the Company is authorized to issue.

       In addition, the Company will enter into a two-year consulting agreement with BCG pursuant to which it will provide strategic consulting advice to the Company for a fee of $3,000 per month (the "Consulting Agreement").

       After giving effect to the Financing (but excluding the shares of Common Stock issuable upon the conversion or exercise of the Compensation Securities), the holders of Common Stock and Preferred Stock (assuming conversion) own approximately 44% of the outstanding Common Stock.

REASONS FOR THE TRANSACTION

       After taking into account the expenses associated with the Financing, the net proceeds will be approximately $15,100,000. The Company's current intention is to use the net proceeds primarily for working capital purposes. In addition, the Company expects to investigate the possibility of acquiring new technologies and products for development, in which case a portion



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of the proceeds may be used for this purpose. However, the Company at this time has not engaged in any negotiations with any third parties regarding possible acquisition candidates.

       In its Form 10-QSB for the quarter ended September 30, 1999, the Company disclosed that it would not be able to sustain its research and development program beyond the first calendar quarter of 2000 without additional financing. With the net proceeds of the Financing, the Company believes that it has sufficient funds, barring unforeseen developments, to sustain its operations through December 2001.

       At the time that the Company commenced the offering of the Units, the closing bid price of the Common Stock was $ 1.47 per share (and the average of the closing bid prices for the preceding 60 trading days was approximately $.66). On the Closing Date, the closing bid price of the Common Stock was $ 2.75 per share. The Board of Directors nevertheless elected to proceed with the Financing, notwithstanding the discount to the market price, for the following reasons: (i) during recent months the Company, despite substantial efforts, had been unable to raise significant funds on more favorable terms and (ii) because the Company had only sufficient cash to sustain the Company's operation for several more weeks, an attempt to effect a financing at a higher valuation, assuming that such a financing would be possible, was considered by the Board to entail unacceptable risks based on the market price history during the preceding six months. These risks included the possible defection of scientists and other key personnel due to the uncertainty regarding the Company's prospects and potential bankruptcy should the Company not be successful.

INVOLVEMENT OF CERTAIN PERSONS

       The negotiations with respect to terms of the Financing were conducted primarily between the Company and David Blech. The Company believes that a large portion of the purchasers of the Units were introduced to the Company by Mr. Blech. In the Financing, entities related to Mr. Blech (including Harbor Trust) purchased 1,155,303 A Units and 4,454,545 B Units and other entities related to Mr. Blech (Harbor Trust and BCG) received compensation consisting of 1,666,666 B Units, 2,799,091 Class C Warrants and 2,799,091 Class D Warrants. After giving effect to the Financing, persons and entities related to Mr. Blech own (assuming conversion of the Preferred Stock included in the B Units) approximately 13.4% of the outstanding Common Stock (without giving effect to (i) the exercise of any of the Warrants or (ii) the ownership of any shares of Common Stock that Mr. Blech or any such related persons or entities may have acquired other than pursuant to the Financing).

       The Company is aware that in 1999, Mr. Blech pled guilty in a criminal proceeding to two counts of securities fraud and was sentenced to probation. Count One charged that in 1994 Mr. Blech had engaged in a scheme to defraud (i) the brokerage firm that served as the clearing broker for D. Blech & Co., a registered broker-dealer of which Mr. Blech was the president and controlling stockholder, (ii) customers of D. Blech & Co., and (iii) other broker-dealers. The scheme was carried out through a series of sham, unauthorized and fictitious transactions involving accounts at D. Blech & Co. and other brokerage firms. Count Two charged that, in 1997 and 1998, Mr. Blech had obtained discretionary trading authority over 67 brokerage accounts that were in the names of various friends, family members, business associates and other entities through which he engaged in unauthorized and unlawful trading in the stock of three public companies with the expectation that his trading activity would increase the market price of the stock.

       The Company also is aware that in July 1999, the Securities and Exchange Commission (the "SEC") in a civil proceeding filed a complaint against Mr. Blech in the United States District Court for the Southern District of New York relating to the same conduct addressed in the criminal proceeding. Specifically, in an amended complaint filed in September 1999, the SEC alleged that Mr. Blech and others, during the period June 1994 through September 1994, manipulated the securities of at least six biotechnology companies by engaging in unauthorized trading (in some cases through accounts opened with forged documents) and by causing false representations to be made, and in this connection directly violated the antifraud provisions of the federal securities laws, and as control person of D. Blech & Co. was responsible for the firm's related violations of the SEC's net capital rule and various SEC recordkeeping rules. The complaint seeks to enjoin Mr. Blech from further violations of the federal securities laws, the disgorgement of illicit profits and civil monetary penalties. The Company has been advised by Mr. Blech that he is in settlement negotiations with the SEC.

       In addition, the Company is aware that Mr. Blech is one of several defendants in a pending class action law suit brought on behalf of plaintiffs who purchased the stock of 22 biotechnology companies that had been underwritten by Blech & Co., a registered broker-dealer of which Mr. Blech was the managing director and sole shareholder, or for which Blech & Co. was the principal market-maker. The suit alleges that Blech & Co., Mr. Blech and other defendants engaged in a scheme of market manipulation that had the purpose and effect of inflating the market prices for the 22 companies through sham or prearranged transactions during the period July 1991 through September 1994. In May 1999, the suit was certified by the court as a class action.

       In 1996, Mr. Blech was censured and barred from associating with any member of the National Association of Securities Dealers, Inc. (the "NASD") in any capacity by a Business Conduct Committee of NASD Regulation, Inc. for failing to respond to repeated NASD requests for documentation pertaining to customer complaints against D. Blech & Company, Incorporated.

       In deciding to proceed with the Financing, the Company's Board of Directors recognized the association with Mr. Blech could entail significant risks. In an Agreement, dated March 15, 2000, between the Company and Mr. Blech (the "Agreement"), Mr. Blech agreed that:

       (i) neither he nor (A) any current or future "affiliate" (as such term is defined by Rule 405 under the 1933 Act) of Mr. Blech, (B) any "associate" (as such term is defined by Rule 405 under the 1933 Act) of Mr. Blech whose investment activities are directed by Mr. Blech or (C) Harbor Trust, BCG, Chassman Graphics, Inc. and the Blech Family Trust (collectively, the entities referred to in clauses (A), (B) and (C) being referred to as "Covered Persons") will solicit a proxy or consent to vote any shares of capital stock of the Company, unless approved in advance by the Company's Board of Directors;


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                                      -6-


       (ii) for so long as Mr. Blech and all Covered Persons, in the aggregate, beneficially own 5% or more of the Company's capital stock, neither Mr. Blech nor any Covered Person shall, without the prior written consent of the Company's Board of Directors, purchase any additional shares of the Company's capital stock in the open market, in private transactions, or otherwise (except pursuant to the exercise of Warrants);

       (iii) neither Mr. Blech nor any Covered Person shall be entitled to participate in the affairs of the Company, nor will any of them be entitled to receive from the Company any information pertaining to the Company, other than
(a) in the case of Mr. Blech and BCG only, to the extent consistent with the Consulting Agreement and (b) otherwise only to the extent such participation is afforded, or information is provided, to stockholders of the Company generally;

       (iv) neither Mr. Blech nor any Covered Person shall engage in any transaction with the Company other than in the ordinary course of business, except, in the case of Mr. Blech and BCG only, to the extent provided for in the Consulting Agreement;

       (v) for so long as Mr. Blech and all Covered Persons, in the aggregate, beneficially own 5% or more of the Company's capital stock, neither Mr. Blech nor any Covered Person shall trade in, or take any action to cause any other person or entity to trade in, the Company's capital stock; and

       (vi) for so long as Mr. Blech and all Covered Persons, in the aggregate, beneficially own 5% or more of the Company's capital stock, neither Mr. Blech nor any Covered Person shall make any public statements concerning the Company or their investment in the Company, except to the extent informed by counsel in writing that any such statement is required by law to be made.

       The Board of Directors sought and obtained the foregoing representations and warranties and covenants in view of Mr. Blech's prior misconduct and alleged misconduct. In addition, in the course of the Financing, an officer and two of the Company's directors met personally with Mr. Blech and received assurances from him that he has overcome certain past difficulties. However, the Board of Directors recognized that there is no assurance that either the Agreement or Mr. Blech's personal assurances will necessarily protect the Company.

       The Board also recognized that the association of Mr. Blech with the Company may have adverse collateral consequences, including (i) difficulties in obtaining additional financing, (ii) difficulties in finding commercial partners for new ventures and licensing transactions, (iii) the inability of the Company to qualify its securities for sale in one or more states, (iv) disqualification of the Company from taking advantage of certain exemptions which would allow the Company to effect securities placements without registration of the securities under the 1933 Act and (v) difficulties in listing the Company's securities on a stock exchange or NASDAQ.

       After taking the foregoing factors into account, the Board of Directors elected to proceed with the transaction primarily on the grounds that the Company has no other viable alternative other than the suspension of operations due to a lack of funds.


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ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

       (c)(1) Warrant Agreement, dated as of March 15, 2000, between the Company and American Stock Transfer & Trust Company, as warrant agent, with forms of Class A Warrant, Class B Warrant, Class C Warrant, and Class D Warrant attached.

       (c)(2) Registration Rights Agreement, dated as of March 15, 2000, between the Company and each purchaser of Units or recipient of Warrants.

       (c)(3) Agreement, dated as of March 15, 2000, between the Company and David Blech.

       (c)(4) Certificate of the Voting Powers, Designations, Preferences and Relative Participating, Optional and Other Special Rights and Qualifications, Limitations or Restrictions of Series A Convertible Preferred Stock of Antex Biologics Inc., dated March 15, 2000.

                                   SIGNATURES

Pursuant to the registration requirements of the Securities and Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Antex Biologics Inc.
                                          ----------------------------
                                          (Registrant)

March 22, 2000                             /s/ Gregory C. Zakarian
--------------                            ----------------------------
  (Date)                                  Name:  Gregory C. Zakarian
                                          Title: Vice President, Finance


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                                      -9-




                                  EXHIBIT INDEX

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
PAGE NUMBER ON
SEQUENTIALLY                        EXHIBIT
NUMBERED COPY.                      NO.                 DESCRIPTION
--------------                      -------             -----------------------
                                    (c)(1)              Warrant Agreement, date
                                                        as of March 15, 2000,
                                                        between the Company and
                                                        American Stock Transfer
                                                        & Trust Company, as
                                                        warrant agent, with
                                                        forms of Class A
                                                        Warrant, Class B
                                                        Warrant, Class C
                                                        Warrant, and Class D
                                                        Warrant attached.

                                    (c)(2)              Registration Rights
                                                        Agreement, dated as of
                                                        March 15, 2000, between
                                                        the Company and each
                                                        purchaser of Units or
                                                        recipient of Warrants.

                                    (c)(3)              Agreement, dated as of
                                                        March 15, 2000, between
                                                        the Company and David
                                                        Blech.

                                    (c)(4)              Certificate of the
                                                        Voting Powers,
                                                        Designations,
                                                        Preferences and Relative
                                                        Participating, Optional
                                                        and Other Special Rights
                                                        and Qualifications,
                                                        Limitations or
                                                        Restrictions of Series A
                                                        Convertible Preferred
                                                        Stock of Antex Biologics
                                                        Inc., dated March 15,
                                                        2000.



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